SNB
Bancshares, Inc.

parent of

Southern National Bank
of Texas

2005 Annual Shareholders’ Meeting

Forward Looking Statements
This presentation may include forward-looking statements.  These forward-looking statements include comments with respect to our objectives and strategies, and the results of our operations and our business.
However, by their nature, these forward-looking statements involve numerous assumptions, uncertainties and opportunities, both general and specific.  The risk exists that these statements may not be fulfilled.  We caution readers of this presentation not to place undue reliance on these forward-looking statements as a number of factors could cause future company results to differ materially from these statements.
Forward-looking statements may be influenced in particular by factors such as fluctuations in interest rates and stock indices, the effects of competition in the areas in which we operate, and changes in economic, political, regulatory and technological conditions.  We caution that the foregoing list is not exhaustive.
When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events.

SNB:  Who We Are --

1985
Opened Bellfort
National Bank
1988
Experienced
major
economic
downturn
Bank acquired land
in Sugar Land;
Bank became
Southern National
Bank of Texas
1991
1995
$100
million
Opened Memorial
Southwest branch
Stewart Morris invests first million
Harvey Zinn elected CEO
Established a long-term vision
1989
Opened Sugar Land Monticello

Installed fully
automated systems
20 Years of History

2000
IPO in August at
$10.50 per share –
raised $52.2 million
in new capital
2003
2004
$500 million
$1 billion
2002
$14 million
private equity
offering
$30 million
capital funding
through trust
preferred
securities
Opened Uptown Farmington
Opened Katy In October
20 Years of History

Data from FDIC Summary of Deposits Report, June 30, 2004
Company Highlights
•	SNB Bancshares (“SNB”) is a fast growing commercial bank headquartered in Fort Bend County, one of the fastest growing counties in the U.S.
•	SNB serves the most affluent markets in the Houston Metropolitan Area
•	Second largest deposit market share in Fort Bend County with 16 percent market share and the largest in the City of Sugar Land with 25% of the deposits market share
•	Sixth largest independent commercial bank headquartered in the Houston Metropolitan Area - $84 billion banking market
•	Solid reputation and strong brand recognition in local markets
•	Targeted market includes professionals, doctors, middle market businesses and real borrowers

The Components of the Business Strategy
—	Continue and Strengthen our Community Banking Strategy
—	Continue our Expansion and Increase Market Share
➢	Opened Katy Branch in October 2004
Deposits at 12/31:    $2.7 million
Deposits at 3/31:   $5.9 million
—	Increase our Loan to Deposit Ratio
—	Increase our Core Deposits
—	Diversify Revenue Stream by Increasing Fee Income
—	Actively Manage the Balance Sheet

➢	Working on several other locations

Unique Community Banking Approach
•	Two-pronged strategy in attracting customers:
–	Provide exceptional customer service
•	Create long-lasting customer relationships based on old-fashioned person-to-person customer service
•	Readily accessible management
•	Open lobby layout at every branch
•	Prompt, streamlined decision making
–	Support local community
•	Allow community and not for profit organizations to use our facilities for their meeting and events
•	Encourage employees to be involved with community and charitable organizations

Financial Summary
and Discussion

Total Assets
Five-Year CAGR 30%
Dollars in Thousands
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
$307,491
$366,539
$461,229
$574,594
$883,841
$1,130,088
1999
2000
2001
2002
2003
2004

SNB
Bancshares, Inc.

Steady Asset Growth

Total Deposits
$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
Dollars in Thousands
Five-Year CAGR 26%
$276,470
$341,705
$420,765
$526,171
$733,971
$868,386
1999
2000
2001
2002
2003
2004

SNB
Bancshares, Inc.

Deposit Growth

Total Deposits
$868.4 Million

Noninterest-bearing
13%
NOW Accounts
9%
Money Market
17%
Savings
1%
CDs > $100,000
18%
CDs < $100,000
10%
Public Funds
32%

SNB Bancshares, Inc.

As of December 31, 2004
Deposit Composition

$31,500
$26,500
$21,500
$16,500
$11,500
$6,500
$1,500
Dollars In Thousands
$14,254
$9,447
$15,057
$10,509
$15,737
$11,245
$19,745
$13,351
$23,488
$15,489
$30,767
$21,870
1999
2000
2001
2002
2003
2004
Total Revenue
Expenses

SNB Bancshares, Inc.

Increasing Revenues While Managing Expenses

75%
70%
65%
60%
55%
50%
66.26%
69.75%
72.64%
69.21%
67.00%
62.60%
1999
2000
2001
2002
2003
2004

SNB
Bancshares, Inc.

Efficiency Ratio
Improving Efficiencies

30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
26.00%
22.83%
22.50%
14.53%
11.13%
11.86%
1999
2000
2001
2002
2003
2004

SNB
Bancshares, Inc.

Return on Average Equity

1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.95%
0.77%
0.63%
0.61%
0.47%
0.57%
1999
2000
2001
2002
2003
2004

SNB
Bancshares, Inc.

Return on Average Assets

$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Dollars in Thousands
$2,696
$2,566
$2,457
$3,162
$3,417
$5,947
1999
2000
2001
2002
2003
2004

SNB
Bancshares, Inc.

Net Income

Dollars in thousands, except share and per share data

	Year Ended		
	2004	**2003**	**Change**
Net Interest Income	$ 28,647	$ 21,179	*35%*
Provision for Loan Losses	2,950	2,821	*5%*
Non-interest Income	2,120	2,309	*(8%)*
Non-interest Expense	18,821	15,489	*22%*
Provision for Income Tax Expense	3,049	1,761	*73%*
Net Income	$ 5,947	$ 3,417	*74%*
Diluted Earnings per Share	$ 0.65	$ 0.48	*35%*
Weighted Average Shares Outshanding:			
Common Stock	5,999,150	3,707,911	
Class B Stock	2,900,315	3,286,078	

SNB Bancshares, Inc.

Earnings Summary

Loan Portfolio

Total Loans
Five-Year CAGR 24%
Dollars in Thousands
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
$200,985
$250,195
$280,921
$342,085
$424,479
$598,292
1999
2000
2001
2002
2003
2004

SNB Bancshares, Inc.

Consistent Loan Growth

Total Loans
$598.3 Million
Construction and Land Development
21%
Consumer
2%
Commercial Mortgage Loans
44%
Residential Mortgage
21%
Business & Industrial
12%

SNB Bancshares, Inc.

As of December 31, 2004
Loan Composition

1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1999
2000
2001
2002
2003
2004

SNB Bancshares, Inc.

Allowance for Loan Losses / Total  Loans
Managing the Loan Portfolio

300%
250%
200%
150%
100%
50%
0%
1999
2000
2001
2002
2003
2004

SNB
Bancshares, Inc.

437.79%
Allowance for Loan Losses / Nonperforming Loans
Managing the Loan Portfolio

1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1999
2000
2001
2002
2003
2004

SNB
Bancshares, Inc.

Nonperforming Assets / Loans and OREO
Managing the Loan Portfolio

0.40%
0.30%
0.20%
0.10%
0.00%
1999
2000
2001
2002
2003
2004

SNB
Bancshares, Inc.

Net Charge-offs / Average Loans
Managing the Loan Portfolio

1st Quarter Financial Summary

First Quarter 2005 Balance Sheet Restructuring
▪	As a result of our leveraging strategy in 2003, we had securities with relatively low yields in our portfolio.
▪	We also had relatively high cost Federal Home Loan Bank borrowings.
▪	In the first quarter of 2005, we sold $169 million of low yielding securities, repaid $75 million of borrowings and reinvested the remaining $88 million of net proceeds in higher yielding securities.
▪	This restructuring is expected to:
➢	Improve our net interest margin
➢	Improve profitability
➢	Increase the cash flows from our securities portfolio
➢	Decrease our liability sensitivity

Operating Income*

$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Dollars in Thounands
$2,566
$2,457
$3,162
$3,417
$5,947
$1,259
$1,869
48% increase
2000 Y
2001 Y
2002 Y
2003 Y
2004 Y
Three Months Ended 3/31/2004
Three Months Ended 3/31/2005

SNB
Bancshares, Inc.

*   Excludes one-time after-tax restructuring charge of $4.1 million for the three months ended March 31, 2005
First Quarter 2005 Review

Operating EPS*
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.53
$0.59
$0.56
$0.48
$0.65
$0.17
$0.15
2000 Y
2001 Y
2002 Y
2003 Y
2004 Y
Three Months Ended 3/31/2004**
Three Months Ended 3/31/2005**

SNB
Bancshares, Inc.

*   Excludes one-time after-tax restructuring charge of $4.1 million for the three months ended March 31, 2005
**    Based on 7.2 million and 12.9 million diluted shares for the three months ended
       March 31, 2004 and March 31, 2005, respectively
First Quarter 2005 Review

$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
Dollars in Thousands
Five-Year CAGR 26 %
$341,705
$420,765
$526,171
$733,971
$868,386
$843,903
$867,369
2000
2001
2002
2003
2004
Q1 2004
Q1 2005

SNB Bancshares, Inc.

First Quarter 2005 Review: Continued Deposit Growth

Net Interest Margin
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
4.58
3.96
3.69
3.07
2.85
2.91
2000
2001
2002
2003
2004
Three Months Ended 3/31/2005

SNB
Bancshares, Inc.

First Quarter 2005 Review

Efficiency Ratio
75.0%
70.0%
65.0%
60.0%
55.0%
50.0%
69.8%
72.6%
69.2%
67.0%
62.6%
58.8%
2000
2001
2002
2003
2004
Three Months Ended 3/31/2005

SNB Bancshares, Inc.

Improving operational efficiency
First Quarter 2005 Review

$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
Dollars in Thousands
Five-Year CAGR 24%
$250,195
$280,921
$342,085
$424,479
$598,292
$460,872
$630,048
2000
2001
2002
2003
2004
Q1 2004
Q1 2005

SNB
Bancshares, Inc.

First Quarter 2005 Review: Continued Loan Growth

Net Charge Offs/Recoveries to Average Loans
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
-0.20%
2000
2001
2002
2003
2004
Three Months Ended 3/31/2004
Three Months Ended 3/31/2005

SNB
Bancshares, Inc.

Improving asset quality
First Quarter 2005 Review

Promises Made … Promises Kept
▪	Open de novo branches in contiguous counties
➢	Opened Katy branch in October 2004
Deposits at 12/31:    $2.7 million
Deposits at 3/31:   $5.9 million
▪	Improve loan to deposit ratio
▪	Increase core deposits
▪	Manage the balance sheet - restructure securities portfolio
▪	Slow expense growth